================================================================================

                      SULLIVAN BROADCASTING COMPANY, INC.
                (formerly known as ACT III BROADCASTING, INC.)
                                  As Issuer,
                                  ---------


                     STATE STREET BANK AND TRUST COMPANY,
                               (as successor to
                     THE FIRST NATIONAL BANK OF BOSTON),
                                  as Trustee,
                                  ----------

                                      AND

                          THE GUARANTORS NAMED HEREIN
               (formerly known as the Guarantors named therein)
                                 As Guarantors
                                 -------------

                  ----------------------------------------

                        SEVENTH SUPPLEMENTAL INDENTURE

                        Dated as of January 7, 1997

                  ----------------------------------------

                       Supplemental to the Indenture
                                   among
                          Act III Broadcasting, Inc.,
                    State Street Bank and Trust Company
                       and the Guarantors named therein
                        Dated as of December 15, 1993,
                            as Supplemented by the
                         First Supplemental Indenture
                         dated as of November 10, 1994,
                           the Second Supplemental
                    Indenture dated as of October 24, 1995,
                            the Third Supplemental
                    Indenture dated as of November 21, 1995
                           the Fourth Supplemental
                     Indenture dated as of January 5, 1996
                            the Fifth Supplemental
                    Indenture dated as of February 7, 1996
                          and the Sixth Supplemental
                      Indenture dated as of June 30, 1996

================================================================================

                        SEVENTH SUPPLEMENTAL INDENTURE

     SEVENTH SUPPLEMENTAL INDENTURE, dated as of January 7, 1997, among SULLIVAN BROADCASTING COMPANY, INC., a corporation duly organized and existing under the laws of the State of Delaware (formerly known as Act III Broadcasting, Inc. and herein called the "Company"), having its principal office at 18 Newbury Street, Boston, Massachusetts 02116, STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (herein called the "Trustee"), as successor Trustee to The First National Bank of Boston, a national banking association duly organized and existing under the laws of the United States, under the Indenture, dated as of December 15, 1993, among the Company, the Trustee and the Guarantors named therein (as supplemented and amended, the "Indenture"), and SULLIVAN BROADCASTING OF BUFFALO, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF CHARLESTON, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF DAYTON, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF NASHVILLE, INC., a corporation duly organized and existing under the laws of the State of Tennessee, SULLIVAN BROADCASTING OF NEVADA, INC., a corporation duly organized and existing under the laws of the State of Nevada, SULLIVAN BROADCASTING OF RICHMOND, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF ROCHESTER, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF TENNESSEE, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF UTICA, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF WEST VIRGINIA, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware, and SULLIVAN BROADCASTING LICENSE CORP., a corporation duly organized and existing under the laws of the State of Delaware (collectively, the "Guarantors"), the Guarantors being all of the Subsidiaries of the Company and were formerly known by the names set forth in the Indenture, each having its principal office at 18 Newbury Street, Boston, Massachusetts 02116, except for Sullivan Broadcasting of Nevada, Inc., whose principal office is 1325 Airmotive Way, Suite 130, Reno, Nevada 89502 and CASCOM INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Tennessee ("Cascom").

                            RECITAL OF THE TRUSTEE

     WHEREAS, the Company, the Guarantors and the Trustee are parties to that certain Indenture, dated as of December 15, 1993, as supplemented by the First Supplemental Indenture thereto dated as of November 10, 1994, the Second Supplemental Indenture thereto dated as of October 24, 1995, the Third Supplemental Indenture thereto dated as of November 21, 1995, the Fourth Supplemental Indenture thereto dated as of January 5, 1996, the Fifth Supplemental Indenture thereto dated as of February 7, 1996 and the Sixth Supplemental Indenture thereto dated as of June 30, 1996 (as so supplemented, the "Indenture"), pertaining to $100,000,000 principal amount of the Company's 9 5/8% Senior Subordinated Notes due 2003 (including the related guarantees, the "Securities").

              RECITALS OF THE COMPANY, THE GUARANTORS AND CASCOM

     WHEREAS, Cascom is a newly formed, wholly-owned subsidiary of the Company;

     WHEREAS, the Company, the Guarantors and Cascom desire, pursuant to Section 901 of the Indenture, to execute this Supplemental Indenture in order to comply with Section 1017 of the Indenture; and

     WHEREAS, the Company, the Guarantors and Cascom have duly authorized the execution and delivery of this Supplemental Indenture in order for Cascom to assume all the obligations of a Subsidiary Guarantor under the Securities and the Indenture.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree for the equal and proportionate benefit of all Holders of the Securities, as follows:

     Section 1. Cascom hereby assumes all the obligations of a Guarantor, under the Securities and the Indenture; and Cascom may exercise every right and power of a Guarantor under the Indenture with the same effect as if Cascom had been named as a Guarantor therein.

     Section 2. Any notice or communication by the Trustee to Cascom shall be addressed as follows:

                Cascom International, Inc.
                18 Newbury Street
                Boston, Massachusetts 02116
                Attn:  President

     Section 3. From and after the date hereof, the Indenture, as supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument with respect to the Securities.

     Section 4. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instruments.

    IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year above written.


                              SULLIVAN BROADCASTING COMPANY, INC.
                              SULLIVAN BROADCASTING OF TENNESSEE, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF BUFFALO, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF CHARLESTON, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF DAYTON, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF NASHVILLE, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF NEVADA, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF RICHMOND, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF ROCHESTER, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF UTICA, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF WEST VIRGINIA, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING LICENSE CORP.,
                                 as Guarantor


                              By: /s/
                                  ----------------------------------------
                              Title: President

                              CASCOM INTERNATIONAL, INC., as Guarantor

                              By: /s/
                                  -----------------------------------------
                              Title: Chief Executive Officer